UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 3, 2005

Date of Report (Date of earliest event reported)
EMDEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements, including those regarding: guidance on our future financial results and other projections or measures of our future performance; the amount and timing of the benefits expected from strategic initiatives and acquisitions or from deployment of new or updated technologies, products, services or applications; and other potential sources of additional revenue. These statements are based on our current plans and expectations and involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; operational difficulties relating to combining acquired companies and businesses; our ability to form and maintain mutually beneficial relationships with customers and strategic partners; changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries, including matters relating to the Health Insurance Portability and Accountability Act of 1996 (HIPAA); and our ability to attract and retain qualified personnel. Further information about these matters can be found in our other Securities and Exchange Commission filings. We expressly disclaim any intent or obligation to update these forward-looking statements.
* * * *
     Exhibit 99.1 furnished with this Current Report on Form 8-K includes financial measures in accordance with accounting principles generally accepted in the United States of America, or GAAP, as well as non-GAAP financial measures, each of which is expected to be discussed on the Analyst and Investor Conference Call referred to in Exhibit 99.1. The non-GAAP financial measures include: our income before restructuring, taxes, non-cash and other items; our income before taxes, non-cash and other items; and related per share amounts. Exhibit 99.2 to this Current Report includes a reconciliation of the historical non-GAAP financial measures to historical GAAP financial measures. Exhibit 99.3 to this Current Report includes a reconciliation of forward-looking non-GAAP financial measures to forward-looking GAAP financial measures. We believe that the above non-GAAP measures, and changes in those measures, are meaningful indicators of our company’s performance and provide additional information that our management finds useful in evaluating such performance and in planning for future periods. Accordingly, we believe that such additional information may be useful to investors. The non-GAAP financial measures should be viewed as supplemental to, and not as an alternative for, the GAAP financial measures.

Item 1.01. Entry into a Material Definitive Agreement
     Effective November 3, 2005, Andrew Corbin, who is currently our Chief Financial Officer, was appointed Chief Executive Officer of our Emdeon Practice Services segment. Emdeon Practice Services provides physician practice management and electronic health record software and services. Mr. Corbin served as Interim President of Emdeon Practice Services for the first six months of 2005. Mr. Corbin will also continue to serve as our Chief Financial Officer through our release of year end financial results for 2005 and the filing of the Annual Report on Form 10-K due in early 2006.
     On November 3, 2005, we entered into a letter agreement with Mr. Corbin setting forth the changes in his title and responsibilities described above and acknowledging the mutual agreement of the parties with respect to the changes. Except for the modifications described above, our existing employment agreement with Mr. Corbin continues in effect.
     In connection with his appointment as Chief Executive Officer of Emdeon Practice Services, Mr. Corbin will receive grants, effective November 4, 2005, of (a) options to purchase 200,000 shares of Emdeon common stock at an exercise price equal to the closing price on that date and (b) 40,000 shares of restricted Emdeon common stock. The vesting schedule for the options is as follows: 22% on May 1, 2007; 24% on May 1, 2008; 26% on May 1, 2009; and 28% on May 1, 2010. The vesting schedule for the shares of restricted Emdeon common stock is as follows: 22% on the first anniversary of the grant date; 24% on the second anniversary; 26% on the third anniversary; and 28% on the fourth anniversary.

Item 2.02. Results of Operations and Financial Condition
     On November 3, 2005, we issued a press release announcing our results for the quarter ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. The press release was accompanied by the financial tables incorporated by reference into Item 8.01, below.
Item 7.01. Regulation FD Disclosure
     Exhibit 99.3 to this Current Report includes forward-looking financial information expected to be discussed on the previously announced conference call with investors and analysts to be held by us at 4:45 p.m., Eastern time, today (November 3, 2005). The call can be accessed at www.emdeon.com (in the About Emdeon section) and a replay will be available at the same location. Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
     On November 3, 2005, we issued a press release announcing our results for the quarter ended September 30, 2005. Attached hereto as Exhibit 99.2 and incorporated by reference herein are financial tables that accompanied the press release announcing our results.
* * *
     On November 3, 2005, we announced an increase to $200 million in the amount available for repurchases of Emdeon common stock under our stock repurchase program, an increase of approximately $145 million from the amount that remained available under the prior authorization. Under our stock repurchase program, we may purchase shares of Emdeon common stock from time to time in the open market, through block trades or in private transactions, depending on market conditions and other factors.
Item 9.01. Financial Statements and Exhibits
(c)     Exhibits
          The following exhibits are furnished herewith:

99.1	Press Release, dated November 3, 2005, regarding the Registrant’s results for the quarter ended September 30, 2005

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION
Dated: November 3, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated November 3, 2005, regarding the Registrant’s results for the quarter ended September 30, 2005

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary

5